Exhibit 99.2

 First Quarter FY 2026Earnings Results  October 2, 2025

 Forward looking statements   2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, tariffs, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2025. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

FY Q1 2026 Key Takeaways

Continued commercial and operational execution positions AngioDynamics to drive accelerated, profitable growth moving forward.

Continued Commercial Execution – Fiscal Q1 FY 2026

YoY Revenue Growth*	**Total** +12.2%	**Med Tech** +26.1%	**Med Device** +2.3%
Med Tech YoY Revenue Growth*	**Auryon** +20.1%	**Mech Thrombectomy** +41.2%	**NanoKnife Probes** +31.3%

Continued Execution

- Net sales of $75.7M, +12.2% YoY growth
- Med Tech segment sales of $35.3M, +26.1% YoY growth
- Med Device segment sales of $40.4M, +2.3% YoY growth

Focus on Profitability

- Pro forma Adjusted EBITDA of $2.2M, an improvement of $2.3M from Q1 FY25

Balance Sheet Strength

- Ended quarter with $38.8M in Cash
- Currently have zero debt with flexibility of revolving line of credit
- Cash utilization of ~$17M in the quarter, ahead of prior guidance

3

*All growth rates are pro forma

4  Demonstrated Med Tech Growth Execution  4  Med Tech  ~22% of Total  Med Tech  ~47% of Total  +14% - 16%  *Guidance issued in conjunction with fiscal Q1 2026 earnings call on Oct 2, 2025  Med Tech 5yr CAGR: +25%

 5  Q1 FY 2026 Financial Snapshot  +2.3%   Pro Forma Growth  +26.1%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  49.3%  62.2%  Med Device  Med Tech

 6  Med Tech - Auryon  Combination of Auryon’s best-in-class technology and our commercial strategy have positioned Auryon as a consistently high-growth platform being supported by continued investment in use cases  Period  Sales  YoY Growth  Q1 2026  $16.5M  20.1%  Continued penetration into hospital setting provides higher ASPs and improving margins  Growing contribution from International following CE Mark in Sept 2024  AMBITION BTK RCT and Registry ongoing, first patient enrolled

 7  Med Tech – Thrombus Management  Combination of AngioVac and AlphaVac represent a strong, highly competitive mechanical thrombectomy portfolio which continues to take market share driven by expanded joint commercial strategy  AngioVac  ~37% YoY growth in Q1  AlphaVac  ~52% YoY growth in Q1 driven by growth in PE  First patient enrolled in E.U. based RECOVER-AV trial  Q1 2026  Sales  YoY Growth  AngioVac  $8.0M  37.1%  AlphaVac  $3.3M  52.3%  Total Mech Thromb.  $11.3M  41.2%  Unifuse  $1.1M  (9.1)%  Total Thrombus Mgmt.  $12.4M  34.7%

 8  Med Tech - NanoKnife  Adoption has continued to accelerate within Prostate as this novel therapy gains traction following receipt of FDA clearance in Dec 2025  Accelerating demand for NanoKnife for prostate driving increased adoption  Received Prostate Tissue CPT Category 1 Code (effective Jan. 1, 2026), which is expected to streamline reimbursement for healthcare providers conducting irreversible electroporation (IRE) ablation procedures  Received Pancreas procedures CPT level I code (effective Jan. 1, 2027) - IRE code approval expands NanoKnife applicability   Q1 2026  Sales  YoY Growth  Disposables  $5.4M  31.3%  Capital  $1.1M  8.0%  Total  $6.4M  26.7%

 9  Compelling FY 2026 Financial Outlooksupported by balance sheet strength  *Guidance was issued in conjunction with fiscal Q1 2026 earnings call on Oct 2, 2025  +14 - 16%  Med Tech  Metric  Action  Current Guidance  Prior Guidance  Net Sales  Increased  $308 - $313M  $305 - $310M  Med Tech Net Sales Growth  Increased  +14 – 16%  +12 – 15%  Med Device Net Sales Growth  Unchanged  Flat  Flat  Gross Margin  Unchanged  53.5 – 55.5%  53.5 – 55.5%  Adjusted EBITDA  Increased  +$6.0 - $10.0M  +$3.0M - $8.0M  Adjusted EPS  Increased  ($0.33) – ($0.23)  ($0.35) – ($0.25)  Free Cash Flow  Unchanged  Positive for Full Year  Positive for Full Year  Flat  Med Device  Balance Sheet Strength Supports Long Term Strategy  FY 2026 Financial Guidance*  $38.8M in Cash at Aug 31, 2025  Zero debt on balance sheet with flexibility from revolving line of credit

 10  Appendix

 11  Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements (in thousand, except per share data)

 12  Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss and EPS and Pro Forma Adjusted Net Loss and EPS (in thousands, except per share data)  Reconciliation of Net Loss to Adjusted EBITDA and Pro Forma Adjusted EBITDA  (in thousands, except per share data)

 13  Detail of “Acquisition, Restructuring and Other Items, net”

 14  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category   (in thousands)